Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Introduction

The following unaudited pro forma condensed combined financial information as of March 31, 2026 presents the combination of the unaudited consolidated combined financial statements as of March 31, 2026 of GigCapital7 Corp. (the “Company”), and to be known as Hadron Energy, Inc. upon the closing (the “Closing”) of the merger that occurred on May 22, 2026 (the “Merger”) of MMR Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of the Company (“Merger Sub”) with and into Hadron Energy, Inc. (the “Target”) and the other transactions contemplated by the Business Combination Agreement (the “Business Combination Agreement”) by and between the Company, Merger Sub and Target, dated as of September 27, 2025, as amended by that certain First Amendment to Business Combination Agreement, dated as of December 12, 2025, and by that certain Second Amendment to Business Combination Agreement, dated as of April 16, 2026 (the “Business Combination”)) and the unaudited financial statements as of March 31, 2026 of the Target, adjusted to give effect to the Business Combination and related transactions. Upon the Closing of the Merger, the Target’s name will be changed to Hadron Energy Operating Company Inc. The following unaudited pro forma condensed combined financial statements have been prepared in accordance with Article 11 of Regulation S-X as amended by the final rule, Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses” to depict the accounting for the transaction (“Transaction Accounting Adjustments”) and present the reasonably estimable synergies and other transaction effects that have occurred or are reasonably expected to occur (“Management’s Adjustments”). The Company has elected not to present Management’s Adjustments and will only be presenting Transaction Accounting Adjustments in the unaudited pro forma condensed combined financial statements.

The following unaudited pro forma condensed combined financial statements as of March 31, 2026, assumes that the Business Combination occurred on March 31, 2026. The unaudited pro forma combined statement of operations for the three months ended March 31, 2026 combines the historical unaudited condensed statements of operations of GigCapital7 for the three months ended March 31, 2026 and the historical unaudited condensed consolidated statement of operations of Hadron Energy for the three months ended March 31, 2026, on a pro forma basis as if the Business Combination had been consummated on January 1, 2025, the beginning of the earliest period presented.

The unaudited pro forma combined statement of operations for the year ended December 31, 2025 combines the historical audited statements of operations of GigCapital7 for the year ended December 31, 2025 and the historical audited consolidated statement of operations of Hadron Energy for the year ended December 31, 2025, on a pro forma basis as if the Business Combination had been consummated on January 1, 2025.

The unaudited pro forma condensed combined financial statements have been presented for illustrative purposes only and do not necessarily reflect the Company’s financial condition upon the Closing of the Merger and the Business Combination (the Company following such Closing, the “Post-Combination Company”) or would have been had the Business Combination occurred on the dates indicated. Further, the pro forma condensed combined financial statements also may not be useful in predicting the future financial condition of the Post-Combination Company. Although it is not expected, the actual financial position of the Post-Combination Company may differ from the pro forma amounts reflected herein due to a variety of factors.

The historical financial information of the Company was derived from the unaudited consolidated financial statements of the Company as of March 31, 2026 previously filed with the SEC by the Company on its Quarterly Report on Form 10-Q on May 6, 2026. The historical financial information of the Target was derived from the unaudited financial statements of the Target as of March 31, 2026. This information should be read together with the Company’s and the Target’s financial statements and related notes.

Description of the Business Combination

On September 27, 2025, the Company entered into the Business Combination Agreement with the Target and Merger Sub, pursuant to which, among other things, subject to shareholder approval, following the domestication of the Company from the Cayman Islands to Delaware, which occurred on May 8, 2026 (the “Domestication”), Merger Sub will merge with and into the Target, with the Target surviving as a wholly-owned subsidiary of the Company, resulting in a combined company whereby the Company will become the parent company of the Target, and substantially all of the assets and the business of the combined company will be held by the Company and its subsidiaries.

Prior to and as a condition of the Closing, pursuant to the Domestication, GigCapital7 changed its jurisdiction of incorporation by migrating to and domesticating as a Delaware corporation in accordance with Section 388 of the Delaware General Corporation Law (the “DGCL”), and the Companies Act (as revised) of the Cayman Islands (the “Companies Act”).

The Domestication

The Company, on May 8, 2026, changed its jurisdiction of incorporation by effecting a deregistration under Section 206 of the Companies Act and a domestication under Section 388 of the DGCL, pursuant to which the Company’s jurisdiction of incorporation was changed from the Cayman Islands to the State of Delaware. The Company has provided its public stockholders the opportunity to redeem their public shares on the terms and conditions set forth in the Business Combination Agreement and the Company’s governing documents. A total of 16,834,491 public shares have been tendered for redemption and the Company will complete the redemption of these properly tendered public shares promptly following the consummation of the Business Combination.

In connection with the Domestication, (i) each then issued and outstanding Class A ordinary share (other than any Class A ordinary share included in the Company’s units) was converted automatically, on a one-for-one basis, into one (1) share of the Company’s common stock, (ii) each then issued and outstanding Class B ordinary share was converted automatically, on a one-for-one basis, into one (1) share of the Company’s Class B common stock, (iii) each then issued and outstanding warrant of the Company (other than any public warrants included in the Company’s units) was converted automatically into a warrant for the purchase of the Company’s common stock, pursuant to the warrant agreement of the Company, and (iv) each then issued and outstanding unit of the Company was cancelled and thereafter entitled the holder thereof to one (1) share of the Company’s common stock and one (1) warrant for the purchase of the Company’s common stock, in each case without any action on the part of the Company, Merger Sub, target or any holder of securities of any of the foregoing.

The Merger and Consideration

Following the Domestication, at the Effective Time (as defined in the Business Combination Agreement), by virtue of the Merger, each share of capital stock of Merger Sub issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”) shall be automatically cancelled and extinguished and converted into one (1) share of common stock of the Company.

Subject to, and in accordance with the terms and conditions of the Business Combination Agreement, immediately prior to or at the Effective Time:

(a) each issued and outstanding share of common stock of the Target (the “Target Common Stock”), except for (a) shares held by the Company or Merger Sub (or any subsidiaries of the Company), (b) shares held by the Target as treasury stock, if any (each share covered in subclause (a) and (b), an “Excluded Share”), (c) shares held by stockholders who have properly exercised and not withdrawn appraisal rights under Delaware law (the “Dissenting Shares”), and (d) shares of the Target Common Stock issued pursuant to an award of restricted stock that is, as of immediately prior to the date of the Closing, subject to a substantial risk of forfeiture and is not transferable (the “Target Restricted Shares”), will be cancelled and converted into the right to receive the Per Share Merger Consideration (as defined below), as set forth in the Business Combination Agreement;

(b) each Excluded Share shall be automatically cancelled and retired without any conversion thereof and shall cease to exist, and no consideration shall be delivered in exchange therefor;

(c) each option to purchase shares of Target Common Stock (each, a “Target Option”) that is outstanding immediately prior to the Effective Time will be automatically assumed by the Company and converted into an option to purchase a number of shares of the Company’s common stock (such option, an “Exchanged Option”), equal to the product (rounded down to the nearest whole number) of (x) the number of shares of Target Common Stock subject to such Target Option immediately prior to the Effective Time and (y) the Exchange Ratio (as defined below), at an exercise price per share (rounded up to the nearest whole cent) equal to the quotient of (A) the exercise price per share of such Target Option immediately prior to the Effective Time divided by (B) the Exchange Ratio; provided, that the assumption and adjustment of the unvested Target Options shall be completed in a manner that satisfies the requirements of Section 409A of the U.S. Internal Revenue Code of 1986, as amended (the “Code”) and, with respect to any Target Option intended to be an “incentive stock option,” Code Section 4249a and the applicable regulations promulgated thereunder;

(d) each award of the Target Restricted Shares (a “Target Restricted Share Award”) that is outstanding immediately prior to the Effective Time will be automatically assumed by the Company such that each Target Restricted Share Award will be converted into an award for a number of restricted shares of the Company’s common stock (such award, an “Exchanged RSAs”), equal to the product (rounded down to the nearest whole number) of (x) the number of shares of Target Restricted Shares and (y) the Exchange Ratio (as defined below);

(e) each of the Target’s Simple Agreements for Future Equity (the “SAFEs”) that is outstanding, immediately prior to the Effective Time will automatically convert into a number of shares of Target Common Stock determined in accordance with the terms of such SAFE, with such shares to be treated as Target Common Stock and will receive the consideration described above for Target Common Stock at the Effective Time;

(f) each share of the Company’s Class B common stock that is outstanding immediately prior to the Effective Time will be, by virtue of the Merger and the applicable provisions of the amended and restated certificate of incorporation of the Company, automatically cancelled and extinguished and converted into one (1) share of the Company’s common stock; and

(g) the Company will redeem the public shares properly tendered for redemption in connection with the Business Combination pursuant to its certificate of incorporation (the “Redemption”).

Pursuant to the Business Combination Agreement, the consideration to be paid in the Merger in respect of each share of Target Common Stock that is issued and outstanding immediately prior to the Effective Time, will be the Per Share Merger Consideration, which is a number of shares of the Company’s common stock equal to the Exchange Ratio. The “Exchange Ratio” means the quotient of: (a) the Aggregate Merger Consideration (as such term is defined below); divided by (b) the Target Fully Diluted Capital (as such term is defined below). The “Aggregate Merger Consideration” means the number of shares of the Company’s common stock equal to the difference of: (a) the Aggregate Company Common Stock (as defined below); minus (b) 13,333,333 shares of the Company’s common Stock; provided, however, that if the Target has any indebtedness outstanding as of the closing of the Merger, the Aggregate Merger Consideration shall be further reduced by a number of shares of the Company’s common stock equal to the amount of such indebtedness divided by $10.59 (the “Per Share Price”) (rounded down to the nearest whole share). The “Aggregate Company Common Stock” means the number of shares of the Company’s common stock equal to the quotient of: (a) $776,599,997; divided by (b) the Per Share Price. The “Target Fully Diluted Capital” means the sum (without duplication) of the aggregate number of (a) shares of Target Common Stock (other than Target Restricted Shares) that are issued and outstanding immediately prior to the Effective Time assuming and after giving effect to the amendment and conversion of all SAFEs, (b) Target Restricted Shares that are issued and outstanding immediately prior to the Effective Time, and (c) all shares of Target Common Stock issuable upon full exercise of all Target Options outstanding as of immediately prior to the Effective Time (calculated using the treasury method of accounting on a cashless exercise basis).

The Sponsor Share Conversion

At the Effective Time, each share of the Company’s Class B common stock then issued and outstanding shall be automatically cancelled and extinguished and converted into one (1) share of the Company’s common stock.

The Redemption

The Company will provide an opportunity to the holders of its public shares for the Redemption. The Company will carry out the Redemption at the Effective Time in accordance with its certificate of incorporation.

The Closing

The Closing of the Merger will occur as promptly as practicable, but in no event later than three (3) business days, after the satisfaction or, if permissible, waiver of the conditions set forth in the Business Combination Agreement, or at such other date, time, or place as the Company and the Target may agree.

Effective immediately following the consummation of the Business Combination, the Company will be renamed “Hadron Energy, Inc.”

Accounting Treatment

The Business Combination is accounted for as a reverse recapitalization in accordance with GAAP. Under this method of accounting, although the Company will acquire all of the outstanding equity interests of the Target in the Business Combination, the Company will be treated as the “acquired” company and the Target will be treated as the accounting acquirer for financial statement reporting purposes. Accordingly, the Business Combination will be treated as the equivalent of the Target issuing stock for the net assets of the Company, accompanied by a recapitalization. The net assets of the Company will be stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Business Combination will be those of the Target.

The Target has been determined to be the accounting acquirer based on evaluation of the following facts and circumstances:

•	The shareholders of the Target will have the greatest voting interest in the Post-Combination Company;

•	The shareholders of the Target will have the ability to control decisions regarding election and removal of directors and officers of the Post-Combination Company;

•	The Target will comprise the ongoing operations of the Post-Combination Company;

•	The Target’s existing senior management will be the senior management of the Post-Combination Company;

•	The Target’s headquarters will become the Post-Combination Company’s headquarters; and

•	The Post-Combination Company will assume the name Hadron Energy, Inc.

Basis of Pro Forma Presentation

The historical financial information has been adjusted to give pro forma effect to events that are related and/or directly attributable to the Business Combination and are factually supportable. The unaudited pro forma condensed combined financial information is for illustrative purposes only. The financial results may have been different had the companies always been combined. You should not rely on the unaudited pro forma condensed combined financial information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the Post-Combination Company will experience. The Company and the Target have not had any historical relationship prior to the Business Combination. Accordingly, no pro forma adjustments were required to eliminate activities between the companies.

PRO FORMA CONDENSED COMBINED BALANCE SHEET AS OF MARCH 31, 2026

(unaudited)

	GigCapital7 Corp.	Hadron Energy, Inc.			Pro Forma Adjustments	Pro Forma Balance Sheet
ASSETS
Current assets
Cash	$54,692	$2,129,451	(A	)	$33,911,059	$23,726,633
			(A	)	(5,851,464)
			(B	)	(6,517,105)
Prepaid expenses and other current assets	154,351	81,134			—	235,485

Total current assets	209,043	2,210,585			21,542,490	23,962,118
Cash and marketable securities held in Trust Account	213,506,528	—	(A	)	(213,506,528)	—
Property and equipment, net	—	35,419			—	35,419
Operating lease right-of-use assets	—	60,611			—	60,611
Deferred transaction costs	—	2,290,926	(B	)	(2,290,926)	—

Deriviateve asset
TOTAL ASSETS	$213,715,571	$4,597,541			$(194,254,964)	$24,058,148

LIABILITIES, REDEEMABLE ORDINARY SHARES AND SHAREHOLDERS’ EQUITY (DEFICIT)
Current liabilities
Accounts payable	$333,683	$1,832,385	(B	)	$(1,475,191)	$357,194
			(B	)	(333,683)
Related party payable	138,514	—				138,514
Accrued legal services	2,649,839	—	(B	)	(2,649,839)	—
Accrued liabilities	638,453	11,908,228	(B	)	—	252,866
			(B	)	(638,453)
			(H	)	(11,655,362)
Operating lease liabilities, current portion	—	20,946			—	20,946

Total current liabilities	3,760,489	13,761,559			(16,752,528)	769,520
Operating lease liabilities, net of current portion	—	10,022			—	10,022
Simple Agreements for Future Equity (SAFEs)	—	34,524,160	(C	)	(34,524,160)	—
Warrant liability	1,182,642	—				1,182,642

Total liabilities	4,943,131	48,295,741			(51,276,688)	1,962,184

Class A ordinary shares subject to possible redemption	213,406,528	—	(D	)	(213,406,528)	—
Shareholders’ equity (deficit)
Preferred shares, par value of $0.0001 per share					—	—
Common stock, $0.0001 par value		255	(E	)	(255)	—
Class A ordinary shares, par value of $0.0001 per share					—	—
Class B ordinary shares, par value of $0.0001 per share	1,333		(E	)	(1,333)	—
Post-Combination Company common stock			(D	)	2,000	10,738
			(E	)	1,588	—
			(F	)	7,150	—
Additional paid-in capital		15,302,583	(B	)	(2,488,193)	81,086,264
			(C	)	34,524,160	—
			(D	)	33,809,059	—
			(F	)	(7,150)	—
			(G	)	(5,858,092)	—
			(A	)	(5,851,464)	—
			(H	)	11,655,362	—
Accumulated deficit	(4,635,421)	(59,001,038)	(B	)	(1,222,671)	(59,001,038)
			(G	)	5,858,092

Total shareholders’ equity (deficit)	(4,634,088)	(43,698,200)			70,428,252	22,095,964
TOTAL LIABILITIES, REDEEMABLE ORDINARY SHARES AND SHAREHOLDERS’ EQUITY (DEFICIT)	$213,715,571	$4,597,541			$(194,254,964)	$24,058,148

Adjustments to the Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2026

The pro forma notes and adjustments, based on preliminary estimates that could change materially as additional information is obtained, are as follows:

(A)

Reflects the liquidation and reclassification of the $213,506,528 of funds held in the Company’s trust account that after the May 2026 redemptions resulted in the release of $33,911,059 held in the trust account upon consummation of the Business Combination. Additionally, a forward stock purchase agreement was entered into for a purchase amount of $5,851,464 paid at closing from the cash released from the GigCapital7 trust account.

(B)

Reflects estimated transaction costs of $7,332,839 incurred by the Company and the Target of $4,844,646 and $2,488,193, respectively. These transactions costs are directly incremental and attributable to the Business Combination and are accounted for as a reduction in the combined cash account with a corresponding reduction in additional paid-in capital or accumulated deficit consistent with the treatment described in SEC Staff Accounting Bulletin Topic 5.A. For the Company’s transaction costs, $333,683 is included in accounts payable and an aggregate of $3,288,292 is included in accrued legal services and accrued liabilities in its unaudited condensed consolidated balance sheet as of March 31, 2026. None of the transaction costs have been paid as of the pro forma balance sheet date. The remaining estimate of costs to be incurred of $1,222,671 is reflected as an adjustment to accumulated deficit. For the Target’s transaction costs, $2,290,926 was capitalized as deferred transaction costs, $1,475,191 was included in accounts payable on its unaudited condensed balance sheet as of March 31, 2026. The estimate of costs to be incurred of $2,488,193 is reflected as an adjustment to additional paid-in capital.

(C)

Reflects the conversion of the Target’s SAFEs into 3,450,990 shares of the Post-Combination Company’s common stock and the reclassification of its fair value of the SAFEs of $34,524,160 into the equity of Post-Combination Company. The conversion of the Target’s SAFEs into shares of the Post-Combination Company’s common stock was derived based on the overall valuation and valuation cap included in each SAFE agreement. This result was then adjusted for the exchange of shares to be received in the Post-Combination Company.

(D)

Reflects the reclassification of the 16,834,491 Class A ordinary shares of the Company redeemed at a balance of $180,342,376, which includes interest income after March 31, 2026 to stockholders’ equity of the Post-Combination Company and the immediate conversion of the remaining shares of the Company’s public shares into shares of the Post-Combination Company’s common stock on a one-to-one basis. This adjustment impacts the Post-Combination Company’s common stock (based on the par value of $0.0001 per share) of $2,000 and the remainder of $33,809,059 is recorded in additional paid-in capital.

(E)

Reflects the reclassification of the par value of the 13,333,333 Class B ordinary shares of the Company of $1,333 and 924,167 shares of Target Common Stock of $255 classified under stockholders’ equity into the Post-Combination Company’s common stock.

(F)

Reflects the issuance of 71,498,842 shares of Post-Combination Company common stock to stockholders of the Post-Combination Company. This adjustment impacts the Post-Combination Company’s common stock (based on the par value of $0.0001 per share) and additional paid-in capital by $7,150.

(G)	Reflects the elimination of the Company’s historical accumulated deficit of the Company, the accounting acquiree after recording the transaction costs as described in (B) above.

(H)	Reflects the reclass of the legal settlement liability of $11,655,362 on the Target’s unaudited condensed balance sheet as of March 31, 2026 that will be issued and settled as equity.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF

OPERATIONS FOR THE THREE MONTHS PERIOD ENDED MARCH 31, 2026

	GigCapital7 Corp.	Hadron Energy, Inc.			Pro Forma Adjustments			Pro Forma Statement of Operations
Operating expenses
General and administrative	$1,675,288	$1,562,910			$—			$3,238,198
Research and development	—	442,807			—			442,807
Stock-based compensation	—	2,734,112			—			2,734,112
Depreciation	—	1,945			—			1,945
Change in fair value of legal settlement liability	—	(4,689,637)	(I	)	4,689,637			—

Total operating expenses	1,675,288	52,137			4,689,637			6,417,062
Loss from operations	(1,675,288)	(52,137)			(4,689,637)			(6,417,062)
Other income (expense)
Change in fair value of Simple Agreements for Future Equity (SAFEs)	—	13,419,233	(J	)	(13,419,233)			—
Change in fair value of warrants and derivative liability	356,891	—			—			356,891
Interest Expense	(15,220)	—			—			(15,220)
Interest and dividend income on marketable securities held in Trust Account	1,869,218	—	(K	)	(1,869,218)			—

Income (loss) before provision for income taxes	535,601	13,367,096			(19,978,088)			(6,075,391)
Provision for income taxes	—	—			—			—

Net income (loss) and comprehensive (loss)	$535,601	$13,367,096			$(19,978,088)			$(6,075,391)

Undistributed earnings allocated to participating securities		$(257,544)	(L	)	$257,544			—

Net income (loss) attributable to common shareholders	$535,601	$13,109,552			$(19,720,544)			$(6,075,391)

Weighted-average share outstanding of Post-Combination Company Common Stock - basic and diluted	—	—			—	(M	)	71,498,842
Basic and diluted net loss per share - Post-Combination Company Common Stock	$—	$—			$—			$(0.08)
Net income attributable to Class A ordinary shares subject to possible redemption	$321,361
Basic and diluted weighted-average shares outstanding, Class A ordinary shares subject to possible redemption	20,000,000
Basic and diluted net income per share, Class A ordinary shares subject to possible redemption	$0.02
Net income (loss) attributable to Class B non-redeemable ordinary shares	$214,240
Basic and diluted weighted-average Class B non-redeemable ordinary shares outstanding	13,333,333
Basic and diluted net income (loss) per share, Class B non-redeemable ordinary shares	$0.02
Weighted-average share outstanding of Hadron Energy common stock basic		921,519
Basic net income (loss) per share - Hadron Energy Common Stock		$14.23
Weighted-average share outstanding of Hadron Energy common stock diluted		985,863
Diluted net income (loss) per share - Hadron Energy Common Stock		$(0.30)

Adjustments to Unaudited Pro Forma Condensed Combined Statement of Operations and Comprehensive Income (Loss) for the year ended March 31, 2026

The pro forma notes and adjustments, based on preliminary estimates that could change materially as additional information is obtained, are as follows:

(I)	Reflects the elimination of $4,689,637 of income from the Change in fair value of legal settlement liability that was settled upon closing of the Business Combination.

(J)	Reflects the elimination of remeasurement losses on Hadron Energy SAFEs of $13,419,233 upon consummation of the Business Combination.

(K)

Reflects the elimination of interest and dividend income of $1,869,218 on the marketable securities held in the Trust Account as if the Business Combination was considered effective on January 1, 2025.

(L)	Reflects the elimination on $257,544 of undistributed earnings due to the overall net loss position on the Pro Forma Statement of Operations.

(M)

Reflects the calculation of weighted average shares outstanding for basic and diluted net loss per share and assumes that the Business Combination had occurred on January 1, 2025 and the calculation of weighted average shares outstanding for basic and diluted net loss per share assumes that the shares have been outstanding for the entire period presented.

PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS) FOR THE YEAR ENDED DECEMBER 31, 2025 (Unaudited)

	GigCapital7 Corp.	Hadron Energy, Inc.			Pro Forma Adjustments			Pro Forma Statement of Operations
Operating expenses
General and administrative	$3,340,796	$19,329,987			—			$22,670,783
Research and development	—	550,971			—			550,971
Stock-based compensation	—	12,565,721			—			12,565,721
Depreciation	—	6,411			—			6,411

Total operating expenses	3,340,796	32,453,090			—			35,793,886

Loss from operations	(3,340,796)	(32,453,090)			—			(35,793,886)
Other income (expense)
Change in fair value of Simple Agreements for Future Equity	—	(39,321,489)	(N	)	39,321,489			—
Change in fair value of warrants	(1,283,055)	—			—			(1,283,055)
Interest income	710	—			—			710
Interest and dividend income on marketable securities held in Trust Account	8,448,606	—	(O	)	(8,448,606)			—

Income (loss) before provision for income taxes	3,825,465	(71,774,579)			30,872,883			(37,076,231)
Provision for income taxes	—	—			—			—

Net income (loss) and comprehensive (loss)	$3,825,465	$(71,774,579)			$30,872,883			$(37,076,231)
Weighted-average share outstanding of Post-Combination Company Common Stock - basic and diluted						(P	)	71,498,842
Basic and diluted net loss per share - Post-Combination Company Common Stock								$(0.52)
Net income attributable to Class A ordinary shares subject to possible redemption	$2,295,279
Basic and diluted weighted-average shares outstanding, Class A ordinary shares subject to possible redemption	20,000,000
Basic and diluted net income per share, Class A ordinary shares subject to possible redemption	$0.11
Net income (loss) attributable to Class B non-redeemable ordinary shares	$1,530,186
Basic and diluted weighted-average Class B non-redeemable ordinary shares outstanding	13,333,333
Basic and diluted net income (loss) per share, Class B non-redeemable ordinary shares	$0.11
Weighted-average share outstanding of Hadron Energy common stock basic and diluted - common stock		914,000
Basic and diluted net loss per share - Hadron Energy Common Stock		$(78.53)

Adjustments to Unaudited Pro Forma Condensed Combined Statement of Operations and Comprehensive Income (Loss) for the year ended December 31, 2025

The pro forma notes and adjustments, based on preliminary estimates that could change materially as additional information is obtained, are as follows:

(N)	Reflects the elimination of remeasurement losses on Hadron Energy SAFEs of $39,321,489 as if the Business Combination was considered effective on January 1, 2025.

(O)

Reflects the elimination of interest and dividend income of $8,448,606 on the marketable securities held in the Trust Account as if the Business Combination was considered effective on January 1, 2025.

(P)

Reflects the calculation of weighted average shares outstanding for basic and diluted net loss per share and assumes that the Business Combination had occurred on January 1, 2025, and the calculation of weighted average shares outstanding for basic and diluted net loss per share assumes that the shares have been outstanding for the entire period presented.